EXHIBIT 99.1

ROB Group GmbH

October 30, 2013

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

ROB Group GmbH

We have audited the consolidated balance sheets of ROB Group GmbH (the “Company”) as of October 30, 2013 and the related consolidated statements of operations, for the twelve months period then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company as of October 30, 2013 and the results of its operations for the twelve months period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/Bharat Parikh & Associates
Bharat Parikh & Associates

Vadodara, India

November 24, 2014

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ROB GROUP GMBH

CONSOLIDATED BALANCE SHEET

(All Figures in US$)

October 30, 2013
ASSETS
Current Assets
Cash & Equivalents	$427,791
Accounts Receivable, Net	6,705,002
Inventory -net of allowance for inventory obsolescence	8,945,268
Prepaid Expenses & Other Assets	891,782
Total Current Assets	16,969,843

Property & Equipment, Net	897,484
Other	403,495
Total Assets	$18,270,822

LIABILITIES AND STOCKHOLDERS EQUITY
Current Liabilities
Accounts Payable	$9,316,771
Accrued Expenses	412,982
Other Liabilities	3,398,489
Total Current Liabilities	13,128,242

Long term- Liabilities
Loan payable to Bank	8,645,864
Total Liabilities	21,774,106
Stockholders' Equity
Subscribed Capital	720,000
Retained Earnings	(4,223,284)
Total Stockholders' Equity	(3,503,284)
Total Liabilities & Stockholders' Equity	$18,270,822

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ROB GROUP GMBH

CONSOLIDATED STATEMENT OF OPERATIONS

(All Figures in US$)

For Twelve Months
Ended Oct. 30, 2013
Revenues
Total revenues	$33,376,917
Cost of revenues
Total cost of revenues	23,511,416
Gross profit	9,865,500

Operating expenses
Selling, general and administrative	10,228,441
Total operating expenses	10,228,441
Operating income/(loss)	(362,941)

Other income (expenses)
Interest and financing costs	297,893
Interest and other income, net	0
Total other income, net	(660,834)

Income/(loss) before income taxes	(660,834)
Income tax benefit/(expense), net	0
Net income/(loss)	$(660,834)

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ROB GROUP GMBH

NOTES TO FINANCIAL STATEMENTS – October 30, 2013

1.0	GENERAL

The ROB Group GmbH, located in Neulingen, Germany, founded in 1989, consists of 5 distinct operating companies, forming a complete electronics design, manufacturing, assembly, and cabling solutions provider that serves the electronics and cabling needs of some of the largest companies in the world in the Medical, Automation, Industrial, and Renewable Energy industries.

The accompanying financial statements of ROB Group GmbH have been derived from the audited financial statements for the twelve month period ended October 30, 2013. The financial statements include the assets, liabilities, revenues and expenses which are specifically identifiable with the segments acquired by Cemtrex, Inc. as well as certain allocated expenses for shared services, including cash management activities. The expenses are allocated using formulas including estimates of effort expended and sales.

2.0	ACCOUNTING AND VALUATION METHODS

The accompanying consolidated financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Management of the Company is responsible for the selection and use of appropriate accounting policies and the appropriateness of accounting policies and their application. Critical accounting policies and practices are those that are both most important to the portrayal of the Company’s financial condition and results and require management’s most difficult, subjective, or complex judgments, often as a result of the need to make estimates about the effects of matters that are inherently uncertain. The Company’s significant and critical accounting policies and practices are disclosed below as required by generally accepted accounting principles.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date(s) of the financial statements and the reported amounts of revenues and expenses during the reporting period(s).

Intangible assets are capitalized at their acquisition cost reduced by ordinary amortization.

Tangible fixed assets are recorded at acquisition cost reduced by ordinary depreciation. For personal computers and accessories a fixed value is established. The difference between depreciation permissible under the Commercial Code and under tax law regulations was recorded as special reserves for tax purposes.

Depreciation of subsequent acquisition cost is applied using the adequate useful life.

Movable, low value assets are expensed according to tax law regulations.

Raw materials and supplies are capitalized at the lower of acquisition cost or current market prices valid at the balance sheet date.

Work in process is valued at proportional manufacturing cost.

Finished goods, sorted by product, are valued at the lower of actual manufacturing cost or net realizable value at the balance sheet date. Manufacturing costs include direct costs as well as appropriate manufacturing overhead and administrative expenses in relation to the manufacturing process.

Receivables and other assets are recorded at their nominal value. All foreseeable valuation risk of trade accounts receivables and other assets are provided for via adequate specific allowances. The general credit risk is provided for via a general allowance taking specific conditions of different countries into account.

The special reserve for tax purposes exclusively includes the difference between depreciation permissibleunder the Commercial Code and under tax regulations and will be released over the useful life of the assets concerned. The special reserve for tax purposes represents an allowance of fixed assets.

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Accruals take into account all recognizable risks. Direct pension payments are accrued for according to actuarial science principles based on an interest rate of 6%.

Liabilities are recorded at the repayment value.

Receivables and liabilities in a foreign country (i.e. other than Euro) are valued at the exchange rate at year end. Losses resulting from fluctuations in exchange rates as of the transaction date and as of the balance sheet date are included in income.

3.0	EXPLANATION WITH RESPECT TO THE BALANCE SHEET

Trade Receivables, Net

Trade receivables, net consist of the following:

October 30, 2013
Trade receivables	$7,056,059
Allowance for doubtful accounts	(351,057)
$6,705,002

Trade receivables include amounts due for shipped products and services rendered.

Fixed Assets

October 30, 2013
Furniture and office equipment	$1,433,825
Computer software	51,320
Machinery and equipment	242,873
1,728,018

Less: Accumulated depreciation	(830,534)
Property and equipment, net	$897,484

Inventory

October 30, 2013
Raw materials	$7,180,918
Work in progress	885,012
Finished goods	1,869,397
9,935,327

Less: Allowance for inventory obsolescence	(990,059)
Inventory –net of allowance for inventory obsolescence	$8,945,268

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Subscribed Capital

The subscribed capital of ROB Group, derived from shares owned by ROB Holdings, GmbH, amounts to US$720,000.00

Accruals

The accrual for pension includes amounts as high as possible under tax regulations. A portion of pension obligations are due from a separate pension entity. Pension obligations are totally funded by assets of the pension entity and pension accruals.

Other accruals primarily include expenses for travel and sales, marketing, and non-pension employee related expenses.

4.0	EXPLANATIONS TO THE INCOME STATEMENT

The income statement was classified applying the total cost method.

Revenues

Revenues are recorded without VAT.

Selling, General and Administrative

Selling, General and Administrative mainly reflect expenses from personnel, business repair and maintenance expenses, waste and waste water charges, administration and operating expenses as well as rent and lease expenses, other administrative cost, travel expenses, provisions, freight and insurance expenses.

Other Remarks

Average number of employees working for the company during the business year: 158.

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UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

On October 31, 2013, Cemtrex, Inc. (“Cemtrex”, “the Company”) completed the acquisition of the privately held ROB Group, a leader in electronics manufacturing solutions located in Neulingen, Germany. The ROB Group, founded in 1989, consisted of 4 distinct operating companies, forming a complete electronics design, manufacturing, assembly, and cabling solutions provider that serves the electronics and cabling needs of some of the largest companies in the world in the Medical, Automation, Industrial, and Renewable Energy industries. ROB Group also has a manufacturing facility in Sibiu, Romania. ROB Cemtrex GmbH now operates as a subsidiary of Cemtrex, Inc..

The Unaudited Pro Forma Financial Information gives effect to the Acquisition using the acquisition method of accounting, after giving effect to the pro forma adjustments discussed in the accompanying notes.  This financial information has been prepared from, and should be read in conjunction with, the historical consolidated financial statements and notes thereto of Cemtrex and ROB Group included elsewhere in this report.

The financial periods required to be presented in this Form 8K/A are based on our fiscal periods.  Cemtrex and ROB Group have different fiscal year ends.  For the purpose of presenting these pro forma financial statements, we used the financial statements for our fiscal year ended September 30, 2013, as filed with the Securities and Exchange Commission (“SEC”) in our Annual Report on Form 10-K.  To meet the SEC’s pro forma requirements of combining operating results for ROB Group for an annual period that ends within 93 days of the end of our latest annual fiscal period as filed with the SEC, we combined ROB Group’s twelve months ended October 30, 2013 with our fiscal year ended September 30, 2013.

Due to the unavailability of retaining two years of audited financial statements for ROB Group we have applied for and received a waiver from the SEC allowing our second year of results to be the post-acquisition results reported on our Annual Report filed on Form 10-K on December 29, 2014.

The Pro Forma Combined Balance Sheet gives effect to the Acquisition as if it had occurred on September 30, 2013, combining the historical balance sheet of Cemtrex as of that date with the balance sheet of ROB Group as of October 30, 2013.  The Pro Forma Statements of Operations for the twelve month period ending September 30, 2013 gives effect to the Acquisition as if it had occurred at the beginning of the period.

The consolidated financial statements of Cemtrex presented in the Pro Forma Financial information utilize United States Generally Accepted Accounting Principles (“US GAAP”).  These statements therefore reflect the impact of US GAAP adjustments made to the historical financial statements of ROB Group.  The financial statements were translated from Euros to US dollars using the following exchange rates of Euro per US Dollar: 1.3355 with respect to the Balance Sheet at September 30, 2013; 1.3171 with respect to the Statement of Operations for the twelve months ended September 30, 2013.

The Pro Forma Combined Financial Information is unaudited, and is not necessarily indicative of the consolidated results that actually would have occurred if the acquisition had been consummated at the beginning of the periods presented, nor does it purport to present the future financial position and results of operations for future periods.

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